SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

June 12, 2007
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01      Other Events

Item 9.01      Financial Statements and Exhibits

SIGNATURE

EXHIBIT INDEX

Exhibit 1.1     Underwriting Agreement dated June 12, 2007

Exhibit 4.1     Form of Floating Rate Global Note due June 15, 2009

Exhibit 4.2     Form of Floating Rate Global Note due June 15, 2010

Item 8.01	Other Events.

On June 12, 2007, Hewlett-Packard Company (“HP”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. for the issuance and sale by HP of $1,000,000,000 aggregate principal amount of the Floating Rate Global Notes due June 15, 2009 (the “2009 Global Notes”) and $1,000,000,000 aggregate principal amount of the Floating Rate Global Notes due June 15, 2010 (the “2010 Global Notes” and, together with the 2009 Global Notes, the “Notes”). The Notes were registered under the Securities Act of 1933, as amended, pursuant to HP’s shelf registration statement on Form S-3 (file no. 333-134327). The closing of the offering occurred on June 15, 2007.

The Underwriting Agreement is attached hereto as Exhibit 1.1. The forms of the 2009 Global Notes and the 2010 Global Notes are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement dated June 12, 2007
4.1	Form of Floating Rate Global Note due June 15, 2009
4.2	Form of Floating Rate Global Note due June 15, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: June 18, 2007	By:	/s/ Charles N. Charnas

	Name:	Charles N. Charnas
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement dated June 12, 2007
4.1	Form of Floating Rate Global Note due June 15, 2009
4.2	Form of Floating Rate Global Note due June 15, 2010